                                  EXHIBIT 7.A

       Whereas each of the persons signing this Agreement may have an obligation to file a statement on Schedule 13D with respect to Shares of Common Stock of Fieldworks, Incorporated, a Minnesota corporation, because the individuals performing management services to all parties signing this agreement are the same and the parties have, or may be regarded as having, interests in securities of the same issuer;

       THEREFORE, the parties agree to file a joint statement (the "Statement") on Schedule 13D and amendments thereto as needed; provided that each party shall remain responsible for the accuracy of all information concerning itself and its holdings, and shall be responsible to promptly file such additional or supplemental information as shall be necessary to make the Statement comply with the requirements of Schedule 13D and not be misleading.

       Dated this 3rd day of December, 1999.
                  ---        --------


                            INDUSTRIAL-WORKS HOLDING CORP.


                            By: /s/ MICHAEL E. JOHNSON
                                ________________________________
                                 Michael E. Johnson
                                 President


                            GLENMOUNT INTERNATIONAL, L.P.

                            By:  GLENMOUNT INVESTMENT, LLC, General Partner


                                 By: /s/ MICHAEL E. JOHNSON
                                     ___________________________
                                      Michael E. Johnson
                                      Managing Director


                                 By: /s/ ROBERT D.D. FORBES
                                     __________________________
                                     Robert D.D. Forbes
                                     Managing Director


                            GLENMOUNT INVESTMENT, LLC


                                 By: /s/ MICHAEL E. JOHNSON
                                     __________________________
                                     Michael E. Johnson
                                     Managing Director


                                 By: /s/ ROBERT D.D. FORBES
                                     __________________________
                                     Robert D.D. Forbes
                                     Managing Director

                            GLENMOUNT, LLC


                                 By: /s/ MICHAEL E. JOHNSON
                                     _________________________
                                     Michael E. Johnson
                                     Managing Director


                                 By: /s/ ROBERT D.D. FORBES
                                     _________________________
                                     Robert D.D. Forbes
                                     Managing Director


                            /s/ MICHAEL E. JOHNSON
                            __________________________________
                            MICHAEL E. JOHNSON, an individual

                            /s/ ROBERT D.D. FORBES
                            __________________________________
                            ROBERT D.D. FORBES, an individual

                                       14